UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015 (February 10, 2015)

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective February 10, 2015, Wesbanco, Inc. (“WesBanco”) completed its previously announced merger with ESB Financial Corporation (“ESB”). Pursuant to the Agreement and Plan of Merger, dated as of October 29, 2014, by and among WesBanco, Wesbanco Bank, Inc., a wholly-owned subsidiary of WesBanco (“WesBanco Bank”), ESB and ESB Bank, a Pennsylvania state-chartered stock savings bank and a wholly-owned subsidiary of ESB (“ESB Bank”) (the “Merger Agreement”), ESB was merged with and into WesBanco, with WesBanco continuing as the surviving corporation (the “Merger”). As a result of the Merger, each outstanding share of ESB common stock, par value $0.01 (other than shares held by ESB or WesBanco), was converted into the right to receive (i) 0.502 of a share of WesBanco common stock, par value $2.0833 per share and (ii) $1.76 in cash, without interest.

Immediately following the completion of the Merger, ESB Bank was merged with and into WesBanco Bank, with WesBanco Bank surviving the merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 10, 2015, Charlotte A. Zuschlag, the President and Chief Executive Officer and a director of ESB, and Ronald W. Owen, a director of ESB Bank, were appointed to the Board of Directors (the “Board”) of WesBanco, effective immediately following the consummation of the Merger, pursuant to the terms of the Merger Agreement.

Separately, in connection with the Merger and in accordance with the Merger Agreement, Ms. Zuschlag entered into a Separation and Release and Waiver of Claims Agreement (the “Separation Agreement”), dated October 29, 2014,  with WesBanco, WesBanco Bank, ESB and ESB Bank and entered into an Employment Agreement (the “Employment Agreement”) and a Non-competition Agreement (the “Non-competition Agreement”), both dated October 29, 2014,  with WesBanco and WesBanco Bank.

Under the terms of the Separation Agreement, on February 10, 2015, Ms. Zuschlag received from WesBanco a lump sum cash payment in the amount of $2,060,000, which represented a change in control payment under her employment agreement with ESB and ESB Bank.  In consideration, Ms. Zuschlag provided a general release of claims.

Under the Employment Agreement, on February 10, 2015, Ms. Zuschlag became a Development Officer for the Pittsburgh market for WesBanco Bank. The Employment Agreement term will run until Ms. Zuschlag reaches age 70. The Employment Agreement provides that Ms. Zuschlag is entitled to receive an annual base salary of $25,000 and certain other death, disability and welfare benefits. The Non-competition Agreement generally requires Ms Zuschlag to refrain from competing with WesBanco and not to solicit employees and customers commencing on February 10, 2015  and extending for a period of four years. As compensation for Ms. Zuschlag’s non-competition obligations, she received $1,061,000 on February 10, 2015.

The foregoing descriptions of the Separation Agreement, Employment Agreement and Non-competition Agreement contained in this Item 5.02 do not purport to be complete descriptions and are qualified in their entirety by reference to each of the Separation Agreement, Employment Agreement and Non-competition Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 10, 2015, WesBanco issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of WesBanco.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of ESB required to be filed pursuant to this Item 9.01(a) have previously been filed as a part of, and are contained in, WesBanco’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 20, 2014 (File No. 333-200391), which became effective on December 11, 2014 (the “Registration Statement”). Pursuant to General Instruction B.3 to Form 8-K, these financial statements are not additionally reported herein.

(b)	Pro Forma Financial Information.

The pro forma financial statements required to be filed pursuant to this Item 9.01(b) have previously been filed as a part of, and are contained in, the Registration Statement.  Pursuant to General Instruction B.3 to Form 8-K, these financial statements are not additionally reported herein.

(d)  Exhibits:

2.1	Agreement and Plan of Merger, dated October 29, 2014, by and among Wesbanco, Inc.,
Wesbanco Bank, Inc., ESB Financial Corporation and ESB Bank (incorporated by reference to
Exhibit 2.1 to WesBanco’s Current Report on Form 8-K filed on October 29, 2014).

10.1	Separation Agreement and Release and Waiver of Claims, dated October 29, 2014, by and among
ESB Financial Corporation, ESB Bank, Charlotte A. Zuschlag, Wesbanco, Inc. and Wesbanco Bank, Inc.

10.2	Employment Agreement, dated October 29, 2014, by and between Wesbanco Bank, Inc., Charlotte A. Zuschlag, and Wesbanco, Inc.

10.3	Non-competition Agreement, dated October 29, 2014, by and between Wesbanco, Inc., Wesbanco Bank, Inc. and Charlotte A. Zuschlag.

99.1	Press release issued by WesBanco, dated February 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: February 10, 2015	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                 Description

2.1	Agreement and Plan of Merger, dated October 29, 2014, by and among Wesbanco, Inc.,
Wesbanco Bank, Inc., ESB Financial Corporation and ESB Bank (incorporated by reference to
Exhibit 2.1 to WesBanco’s Current Report on Form 8-K filed on October 29, 2014).

10.1	Separation Agreement and Release and Waiver of Claims, dated October 29, 2014, by and among
ESB Financial Corporation, ESB Bank, Charlotte A. Zuschlag, Wesbanco, Inc. and Wesbanco Bank, Inc.

10.2	Employment Agreement, dated October 29, 2014, by and between Wesbanco Bank, Inc., Charlotte A. Zuschlag, and Wesbanco, Inc.

10.3	Non-competition Agreement, dated October 29, 2014, by and between Wesbanco, Inc., Wesbanco Bank, Inc. and Charlotte A. Zuschlag.

99.1	Press release issued by WesBanco, dated February 10, 2015.